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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-92415


                       ALLIANZ DRESDNER DAILY ASSET FUND
                               FIXED INCOME SHARES

                          Supplement Dated May 17, 2004
                                to the Prospectus
                              Dated March 24, 2004

NAME CHANGES

         Effective May 3, 2004, PIMCO Advisors Distributors LLC changed its name to PA Distributors LLC and PIMCO Advisors Fund Management LLC changed its name to PA Fund Management LLC. Accordingly, all references to "PIMCO Advisors Distributors LLC" and "PIMCO Advisors Fund Management LLC" should be replaced with references to "PA Distributors LLC" and "PA Fund Management LLC," respectively.


REGULATORY AND LITIGATION MATTERS

         The subsection of "Management of the Fund" titled "Regulatory Matters and Litigation" is replaced in its entirety with the following:

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed the Fund's administrator, PA Fund Management LLC ("PAFM"), and an investment advisory affiliate that it intended to recommend that the Commission bring civil and administrative actions against PAFM and the investment advisory affiliate seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff's investigation of "market timing" and related trading activities. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PAD and certain of its affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of PIMCO Funds: Multi-Manager Series and PIMCO Funds: Pacific Investment Management Series (collectively, the "PIMCO Funds"). The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PAFM, PAD, Stephen J. Treadway (the chief executive officer of PAFM and PAD as well as the chairman of Fixed Income SHares (the "Trust")) and Kenneth W. Corba (the former chief executive officer of an investment advisory affiliate of PAFM as well as a former portfolio manager of certain series of the PIMCO Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PAFM, PAD, Mr. Treadway, or certain of their affiliates, they and their affiliates (including Dresdner Advisors) would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PAFM, Dresdner Advisors and PAD would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PAFM, Dresdner Advisors and PAD from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the PIMCO Funds. In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and

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revenue-sharing arrangements. These regulatory investigations do not involve
Dresdner Advisors, the Fund or any arrangements relating to the Fund.

Since February 2004, PAFM, PAD and certain of their affiliates, the Trust, the PIMCO Funds and the trustees of the PIMCO Funds (including Mr. Treadway) have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the specified funds during specified periods or as derivative actions on behalf of the specified funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming PAFM, PAD, the Trust and/or their affiliates as defendants.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Trust redemptions or other adverse consequences to the Trust. However, PAFM and PAD believe that these matters are not likely to have a material adverse effect on the Fund or on PAFM's or PAD's ability to perform their respective administrative or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Supplement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE





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                        ALLIANZ DRESDNER DAILY ASSET FUND
                               FIXED INCOME SHARES

                          Supplement Dated May 17, 2004
                   to the Statement of Additional Information
                              Dated March 24, 2004

         Effective May 3, 2004, PIMCO Advisors Distributors LLC changed its name to PA Distributors LLC and PIMCO Advisors Fund Management LLC changed its name to PA Fund Management LLC. Accordingly, all references to "PIMCO Advisors Distributors LLC" and "PIMCO Advisors Fund Management LLC" should be replaced with references to "PA Distributors LLC" and "PA Fund Management LLC," respectively.